Barclays Global Financial Services Conference Bruce Van Saun Chairman, Chief Executive Officer September 14, 2021

2 Forward-looking statements and use of non-GAAP financial measures FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends as well as the potential effects of the COVID-19 pandemic and associated lockdowns on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook,” “guidance” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: • Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; • The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; • Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals, including through the integration of Investors and the HSBC branches; • The COVID-19 pandemic and associated lockdowns and their effects on the economic and business environments in which we operate; • Our ability to meet heightened supervisory requirements and expectations; • Liabilities and business restrictions resulting from litigation and regulatory investigations; • Our capital and liquidity requirements under regulatory capital standards and our ability to generate capital internally or raise capital on favorable terms; • The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; • Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; • The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; • Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; • A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; • An inability to complete the acquisitions of Investors or the HSBC branches, or changes in the current anticipated timeframe, terms or manner of such acquisitions; • Greater than expected costs or other difficulties related to the integration of our business and that of Investors and the relevant HSBC branches; • The inability to retain existing Investors or HSBC clients and employees following the closings of the Investors and HSBC branch acquisitions; • The occurrence of any event change or other circumstance that could give rise to the right of one or both parties to terminate (i) the agreement to acquire Investors or (ii) the agreement to acquire branches from HSBC; and • Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, risk-weighted assets, capital impacts of strategic initiatives, market conditions and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares from or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic and associated lockdowns on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. In addition, statements about our net charge-off guidance constitute forward-looking statements and are subject to the risk that the actual charge-offs may differ, possibly materially, from what is reflected in those statements due to, among other potential factors, the impact of the COVID-19 pandemic and the effectiveness of stimulus and forbearance programs in response, changes in economic conditions, and idiosyncratic events affecting our commercial loans. Statements about Citizens’ agreement and plan of merger, dated July 28, 2021 (the “Investors acquisition agreement”), with Investors Bancorp, Inc. (“Investors”) and CBNA's agreement, dated May 26, 2021 (“HSBC branch acquisition agreement”) with HSBC Bank U.S.A., N.A. (“HSBC”) to acquire certain branches from HSBC also constitute forward-looking statements and are subject to the risk that actual results could be materially different from those expressed in those statements, including if either or both transactions are not consummated in a timely manner or at all, or if integration is more costly or difficult than expected. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in in our Annual Report on form 10-K and our Quarterly Report on Form 10-Q for the period ended June 30, 2021. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results and excluding elevated cash. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The Appendix presents reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

3 Key messages Success will be driven by what got us here today Poised to deliver earnings growth and attractive returns  Strong and experienced board and leadership team, best-in-class talent  Proven execution ability since IPO – completely transformed the bank  Significantly modernized and strengthened technology capabilities since IPO  Maintained commitment to expense discipline and self-funding investments through Tapping our Potential (“TOP”) programs  Long-term positioning to deliver earnings growth and attractive returns  Disciplined execution to achieve consistent EPS growth and ROTCE improvement  Committed to achieving our medium-term financial targets Well positioned for differentiated growth  Dramatically repositioned Consumer and Commercial Banking businesses  Trusted advisor to our customers, customer-centric culture  Driving growth through innovation, delivering on strategic priorities and smart acquisitions ─ Recently announced acquisitions of HSBC East Coast Branches and Online Deposits, Investors Bancorp, Willamette Management Associates and JMP Group advance our strategy and performance

Highlights of our journey since IPO

	Where we were	Today	
Enterprise	» Building top-flight management team and board » Initiating balance sheet growth » Catching up on tech investment » Launched initial TOP program » Subpar returns	» Building on strong leadership team and talent base » Prudently growing and optimizing balance sheet; good stewards of capital » Poised for faster growth given strategic initiatives, innovation » Maintaining highly-disciplined risk appetite » Modernized and strengthened tech capabilities; shifting to offense » Executing TOP 6, including a major transformation program; developing TOP 7 » Catching up to peers in key performance metrics	**EuroMoney Awards for Excellence** The 2021 Best U.S Bank
Consumer	» Primarily 11 state footprint » Limited national capabilities » Lagging digital experience » Below average Net Promotor Score	» Building differentiated national lending capabilities » Developing scale in Wealth » Investing in new technologies and digitization » Enhancing data analytics to deepen relationships and grow in target segments » Continuing to reposition branches; advice-based model » Solidifying East Coast presence with HSBC and Investors	**J.D. Power Overall Satisfaction** #12 of 23 up from #16 in 2015
Commercial	» C&I underinvested, CRE undersized » Global & Capital Markets tied to RBS, limited capabilities » Legacy Treasury Solutions platform » Middle market focus	» Strong talent, full capabilities, mid-corporate customer growth » Extended reach into Southeast and West » Strengthened coverage model; new industry verticals » Enhancing corporate finance advisory capabilities with smart acquisitions » Built-out FX and commodity hedging, bond underwriting and trading » World-class cash management platform	**Barlow Research Overall Satisfaction** Top-2 box score 95% up 5 points from 2014[1]

4

See page 27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

5 Supporting our communities Highly-motivated colleagues Note: Data as of December 31, 2020 Organizational Health Index - 15-point improvement since 2014 Highlights of our journey since IPO TOP QUARTILETHIRD QUARTILE SECOND QUARTILE 59 2014 58 2015 64 2016 68 2017 70 2018 72 2019 74 2020 Highest ever overall score despite a challenging environment Giving Colleague Matching Gifts program growth of 36% from 2014 CRA Consistent “Outstanding” Community Reinvestment Act rating from the OCC since 2014 Economic Development Over $4 billion loans and investments committed to support housing and economic development Board Service 67% Growth in Colleague Board Service from 2017 to 2021 Volunteer Hours Increased volunteer hours from 50,000 in 2014 to 122,000 in 2020 Community Partners Expanded community partners from local non-profit only to include Feeding America, Junior Achievement, LISC, and YearUp

Significantly modernized and strengthened technology capabilities

Invested ~$1.7 billion to modernize foundational technologies and strengthen capabilities since 2014[(1)]


Lagging investment due to parent challenges
Significant technology investments to catchup
Transforming technology to benefit customers and improve efficiency
2007
2014
2019
2021+

Upgraded key platforms and digital capabilities

- Commercial and consumer lending
- Auto and home equity originations
- Customer contact center
- Payment processing
- Debit & ATM fraud
- Global markets
- Cash management
- Risk data
- Mobile and online banking
- Branch network transformation
- Retail mortgage originations
- ATM transformation
- FinTech partnerships
- Collateral management
- Integrated payables
- Human resources

Priorities

- Growing and upscaling talent
- Moving towards final phase of Next Gen Technology program
- Maturing Agile delivery to enable faster and efficient customer-focused innovation
- Digitizing the customer experience
- Accelerating use of advanced data analytics and AI for personalization
- Leveraging FinTech capabilities

6

See page 27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Significant progress building a stronger and more diversified business model

Well-positioned to maintain momentum - multiple levers to improve performance

Consistent improvement in PPNR performance[1,2]



$s in billions
$1.6
2.7%
$1.9
2.9%
$2.3
3.4%
$2.6
3.7%
$2.7
3.8%
$3.0
3.9%
$1.3
3.2%
2015
2016
2017
2018
2019
2020
1H21
Underlying PPNR
% of average assets (9-qtr CCAR/DFAST basis)

ROTCE significantly improved since IPO[1]



17.7%
6.4%
13.1%
12.8%
5.4%
9.8%
7.6%
7.5%
6.7%
2015
2016
2017
2018
2019
2020
1H21
Impact from CECL reserve build/release
Underlying Results

Key messages

- Strong PPNR performance reflects an increasingly diversified business model
  - Multi-year investments in fee-generation capabilities, including selective acquisitions
  - Significantly modernized and strengthened technology capabilities
- Series of TOP programs key to self-funding these investments
- Balance Sheet Optimization initiatives improving risk-adjusted returns, funding costs and capital efficiency
- Smart loan growth in attractive risk-adjusted return categories
  - Unique Consumer lending capabilities
  - Commercial expected to grow in-line with nominal GDP once recovery reached
- Underlying ROTCE has improved significantly before the impact of reserving associated with the pandemic

See page 27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

7

8 Strategic priorities and key initiatives will drive growth, profitability improvement Next Gen Technology Modern operating model Culture/ leadership/ talent Enterprise-wide payments Enterprise-wide initiatives supporting Consumer and Commercial Enhancing coverage model Expanding geographic reach Building solution sets and fee capabilities Data & Analytics / AI Innovation  Strengthen corporate finance advisory model with deep industry expertise across key verticals  Grow mid-corporate client base through geographic expansion into Southeast, Texas and California  Enhance capabilities in Treasury Solutions and Capital Markets to deepen relationships  Digitize processes for clients and colleagues to enhance efficiencies  Scale advising and Capital Markets capabilities E2E digital transformation National expansion Deepening relationships  Accelerate growth in Wealth  Branch transformation/advisory focus  Leverage Citizens Access® and lending capabilities to deliver national value proposition  Citizens PayTM launch; develop direct-to- consumer digital experience  E2E digital transformation to increase sales and drive self-service interactions Consumer Commercial

Consumer priorities - building a leading digital-first bank with differentiated capabilities

Modernizing and strengthening the platform to enhance product capabilities


2H21 - Integrating education and mortgage onto Citizens Access®
Early 2022 - Checking onto Citizens Access®
1H21 - Migrated Citizens Access® to a cloud-based platform; foundation for the digital bank
2022+ - Further integration of Citizens Access®, e.g., Wealth, Citizens Pay™
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Branches reduced by ~20% since 2015
Re-aligned staff to be more advice-based
Mid-2021 - launched refined value propositions - Quest and redesigned Student Checking product
Expect ~5% annual reduction in branches through 2025; improving advisor productivity with focus on financial planning(1)
Converge legacy branch and digital bank technology and product architecture

E2E digitization efforts well underway

- Digitizing customer experience through key customer journeys
- Transforming marketing to drive consumer-direct acquisition
- Repositioning the branch network toward advice-based model

National expansion led by digital capabilities

- Launching an integrated national digital bank, building on our leading Citizens Access® platform
- Targeting young professionals nationwide with high potential for multi-product relationships
- Leveraging Citizens Pay's™ differentiated capabilities in a fast-growing point-of-sale market

Deepening relationships in targeted segments

- Launched distinctive Quest value proposition for mass affluent and redesigned Student Checking product
- Accelerating growth in Wealth organically and inorganically

9

See page 27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Fully-integrated digital and branch-based go-to-market strategies

Digital Metrics[1]

178 million	66.1 thousand	23.8 million	3.2 million	1.7 million
Digital banking logins	Digital booked sales	Digital payments & transfers	Digital check deposits	Mobile active users
↑ 28% YoY	↑ 61% YoY	↑ 16% YoY	↑ 8% YoY 30.6% of total deposits	↑ 29% YoY

Note: Digital Metrics as of June 30, 2021.

Building a leading digital-first bank: one brand, integrated platform

National digital bank

"Light" branch footprint

~14 new branches in FL, VA, MD, D.C. added by HSBC and opened the Florida wealth center in 2021

"Dense" branch footprint

~1,160 branches in MA, PA, RI, OH, NY, NH, MI, CT, DE, VT, NJ

✓ Integrated digital and branch strategy
- Regional and local sponsorships
- Deep community involvement/philanthropy
- Multi-channel marketing
- National and local media
- On-line/ATMs
- Call centers

✓ Digital-led, branch supported
- Local sponsorships
- Local community involvement
- Multi-channel marketing
- National and local media
- On-line/ATMs
- Call centers

✓ Digital only
- Call centers
- Evolving national media and sponsorship strategies
- Multi-channel marketing
- Citizens Access®
- Checking
- Mortgage
- Education
- Wealth
- Citizens Pay™

~7.7 million customers nationwide with a significant opportunity to grow and deepen

10

See page 27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Pay™ - our journey

6+ million customers served and ~$8 billion originations to date(1)

2015	2016 - 2019	2019 - 2020	2021+
Apple Partnership	**Developed scalable platform**	**Built depth in industry verticals**	**Accelerating partnership wins**
▪ Early advantage with seamless customer experience and real-time credit/fraud analytics at POS	▪ Flexible platform to enable merchant customization and customer financing options	▪ Consumer Electronics, Retail, Home & Health ▪ Strong momentum with 4 partners launched in 4Q20	▪ Citizens Pay™ branding ▪ Expansion into new verticals ▪ Strong pipeline of further partnership wins

Strong merchant partnerships with more announcements in 2021

Microsoft
vivint.
BJ's Live Generously.
Arlington Financial Consultants Fund Fast Online
Horizon Fitness
Echelon
Sole Fitness
Wiley Efficient Learning

Our first-mover advantage and differentiated capabilities position us to win

11

See page 27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

12  Fintech agility with strengths of a bank: − More payment options, longer terms, better pricing − Real-time fraud/credit analytics  Highly scalable and flexible platform enables onboarding merchants quickly with low incremental cost  Strategic partner approach with tailored solutions  100% digital end-to-end platform provides frictionless customer experience  Omni-channel capabilities (online, mobile, in- store)  Not just another ‘check-out option’- integrate seamlessly throughout customer journey to drive higher purchase volume  Create customer loyalty with line-of-credit offering to enable repeat purchases Citizens PayTM – positioned to continue to win  Easy integration for merchants  Instant credit approval capabilities  Frictionless customer payment set up  Investing in digital experience – both B2B and consumer direct Fintech solution within a bank - speed, agility and innovation driving value for merchants Our differentiated capabilities

Commercial priorities - broadening capabilities and strengthening execution

Dramatically repositioned Commercial Banking since IPO

Building solution sets and fee capabilities

2015 Pre-IPO
- Debt syndications
- Loan sales and trading
- Interest rate products
- FX capabilities
- Sponsor coverage

2016 - 2018
- Broker/Dealer approved
- Passive bond underwriting
- Passive equity underwriting
- Lifecycle finance
- M&A – acquired Western Reserve
- FX options hedging
- Corporate finance industry teams
- Commodities hedging

2019 – 2021+
- Active bond underwriting
- Fixed income sales and trading
- Advisory - acquired Bowstring, Trinity Capital and Willamette Management Associates
- Enhanced cash mgmt. capabilities
- Real time payments
- **Acquisition of JMP Group**

Becoming a trusted advisor
- Building strategies to help clients thrive
- Overall Satisfaction Top-2 box score of 95% per Barlow Associates
- Top-10 overall middle-market bookrunner(1)
- Increased lead left transactions

Building fee income capabilities
- Significant investments in talent and capabilities; developing scale
- Capital market fees up $146 million since 2015, 19% CAGR (2015-1H21)
- Enhance corporate finance advisory capabilities through organic growth and bolt-on acquisitions
- Built-out FX and commodity hedging, bond underwriting and trading

Growing low-cost deposits
- Growing low-cost deposits while optimizing pricing
- 8 bps total deposit cost in 2Q21 and improving
- Upgraded to accessOPTIMA®, a powerful and secure cash management platform
- Top treasury and cash management provider for 4th year in a row(2)

See page 27 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items.

13

Commercial priorities - broadening capabilities and strengthening execution

Enhancing coverage model

- Aerospace and defense
- Communications
- Gaming
- Human capital management
- Transportation and logistics
- Restaurants and food services

Expanding geographic Reach(1)

Avg. Loans	Avg. Deposits	# of Clients	New Sr. Hires
+$2.2B	+$1.5B	+112	12

Note: Represents South and West geography. Data of June 30, 2021.

Leveraging differentiated lending capabilities

- Delivering advice, deep industry expertise and excellent execution
- Expanding industry verticals

Growing national presence

- Captured strong market share in Boston and Philadelphia; brought playbook to expansion markets
- Expanding meaningfully into New York Metro, Southeast, California and Texas

See page 27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

14

15 Acquisition of JMP Group - Advancing our commercial banking capabilities  Mark Lehmann, current President of JMP Group and CEO of JMP Securities, to lead the business after close Management  JMP shareholder approval sought in fall 2021; executive management and members of the board of directors of JMP Group owned ~60% of its outstanding common shares as of September 1, 2021  Customary regulatory approvals  Targeting close in 4Q21 Approvals and closing  JMP Group’s highly complementary capabilities significantly strengthen and diversify Citizens’ strategic advisory and capital markets platform ‒ Provides scale in key verticals: Healthcare, Technology, Financials and Real Estate ‒ Adds Equity Capital Markets franchise, including research, sales and trading  Solidifies comprehensive solution set to serve clients as their trusted advisor through their life cycle  Adds fee income and further diversifies capital markets revenue stream  Client-focused cultures are well aligned  All-cash transaction of ~$149 million, representing $7.50 for each JMP share Compelling strategic benefits and strong cultural fit

Commercial Banking and Capital Markets – creating new revenue opportunities

Expanding industry expertise

		Citizens	JMP
Current industry verticals	Aerospace, Defense & Gov.	✓	
	Communications	✓	
	Financials		✓
	Gaming	✓	
	Healthcare	✓	✓
	Human Capital Management	✓	
	Real Estate	✓	✓
	Restaurant & Food services	✓	
	Technology	✓	✓
	Transportation & Logistics	✓	
Expanded coverage	Chemicals	✓	
	Consumer	✓	
	Convenience & Retail Fuel	✓	
	Electronic Security	✓	
	Food & Beverage	✓	
	Industrials	✓	

Enhancing product breadth

	Citizens	JMP
Financing Solutions	✓	
Mid-corporate lending	✓	
Middle-market lending	✓	
Commercial real estate	✓	
Asset-based & specialty lending	✓	
Equipment financing & leasing	✓	
Treasury Solutions	✓	
FX, Interest Rate Products, Commodities	✓	
Leveraged Finance	✓	
Strategic Advisory	✓	✓
Debt Capital Markets	✓	✓
Equity Capital Markets		✓
Equity Research, Sales & Trading		✓
Valuation Services	✓	✓

Multiple avenues for revenue synergies*

- Leverage JMP's strategic advisory and capital markets capabilities within its key industry verticals to bank new clients and deepen relationships with our existing clients
- Extend Citizens' broader Debt Capital Markets platform to JMP's clients
- Expand Leveraged Finance opportunities across JMP's middle-market and financial sponsor client base
- Provide core banking services (e.g., lending, treasury solutions, risk management) to JMP's clients

16

* Revenue synergies not assumed in financial model

Depository acquisitions advance strategy and performance

Building a leading regional banking platform

Connecting the branch footprint…


New York
Baltimore
Washington
Southeast Florida
FL

- Citizens
- Investors & HSBC East Coast branches[3]

…Combining market leading franchises

- ✓ Fills in geographic footprint, with strong presence in attractive market
  - Provides physical presence in major NY Metro market, complementing leadership positions in Boston and greater Philadelphia Metro area
- ✓ Augments digital strategy with acquisition of online bank and presence in key growth markets
- ✓ Adds ~$29.1 billion of deposits and 234 branches
  - Top-10 NYC Metro bank by deposits[1]
- ✓ Approximately one million customers acquired
- ✓ Substantial revenue opportunities from delivering Citizens capabilities
- ✓ Accelerates achievement of medium-term targets

Pro forma financial highlights[2,3]

Assets	$214B
Loans	$146B
Deposits	$180B
Customers	~7.7MM / +13%

Source: SNL Financial and regulatory figures.

See page 27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

17

Building a leading New York Metro bank

Sizable upside: Substantial revenue growth potential not in deal model

HSBC + Investors[1,2]

A scaled, highly competitive regional franchise

$s in billions

Loans	~$24
Deposits	~$29
LDR %	~82%
Customers	~1MM
Branches	234

Introducing Citizens' brand to New York Metro

- Beginning pre-close, introduce the Citizens brand with a local flavor
  - Engaging in multi-channel marketing to build our brand with local businesses and consumers focused on mass affluent/young professionals
  - Evaluating mix of events, promotions, and sponsorships to build community awareness
  - Leverage national/ regional marketing in a local way

Consumer Banking

- Transform underleveraged branches
  - Deploy Citizens' diverse consumer lending and Wealth capabilities across expanded footprint
  - Improve household growth and retention with enhanced branch tools and capabilities
  - Migrate to advice-based model; enhance sales coverage for Wealth, Mortgage and Business Banking
  - Leverage advanced data analytics capabilities for efficient marketing and personalized offers

Commercial Banking

- Utilize successful Boston coverage model to grow C&I clients
  - CFG share: BOS ~30%, PHL ~24, NY Metro ~6%[3]
  - ~2,400 corporate/middle market prospects in NY metro market vs. BOS/PHL ~2,900 combined
- Deploy Citizens middle market coverage model to build local scale
- Extend market-leading Capital Markets and Treasury Solutions across the client base

See page 27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

18

TOP programs drive improving financial performance

Transforming how we operate and deliver for customers and colleagues

Targeted TOP program benefits



$'s in millions
~$200
~$140
~$115
~$115
~$105
~$400-$425
~$300 - $325
2014 TOP 1
2015 TOP 2
2016 TOP 3
2017 TOP 4
2018 TOP 5
2019/20 TOP 6
Revenue
Efficiencies and tax
Upsizing in 2020

TOP 6 on track for total target pre-tax run-rate benefit of ~$400-$425 million by YE2021

Developing new TOP 7 program

Selected examples

Business initiatives

- Mature agile delivery model
- Further simplify organizational structure
- Optimize procurement/ vendor costs
- Further optimize branch network

Technology initiatives

- Accelerate adoption of robotics, machine leaning and AI
- Continue application rationalization
- Continue journey to Cloud infrastructure

Committed to driving positive operating leverage

19

Reiterating medium-term financial targets[1]

Medium-term financial targets

ROTCE	~14-16%
CET1	~9.75-10.00%
Dividend payout ratio	~35-40%
Efficiency Ratio	~55%

Key economic assumptions

- Real GDP growth of ~6 to 7% for 2021; trending toward ~2.0 to 3.0% annually over the medium term
- Unemployment rate: ~5.0% by YE2021; trending toward ~3.5 to 4.0% over the medium term
- Modest upward Fed rate moves to begin late 2022/early 2023

20

See page 27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

21 Summary Positioned to deliver earnings growth and attractive returns  Success will be driven by what got us here today  Proven execution ability since IPO - completely transformed the bank  Well positioned for stronger and differentiated growth vs. peers ─ Performance reflects diversified business model, commitment to operating leverage and strong execution ─ Driving growth through innovation, delivering on strategic priorities and smart acquisitions ─ Recently announced acquisitions of HSBC East Coast Branches and Online Deposits, Investors Bancorp, Willamette Management Associates and JMP Group advance our strategy and performance  Expect to hit TOP 6 targets; TOP 7 program under development ─ Multi-year commitment to performance improvement  Operating from a position of strength ─ Credit trends remain highly favorable ─ Capital slightly above our targeted 9.75-10.0% CET1 level  Poised to deliver earnings growth and attractive returns ─ Committed to achieving our medium-term financial targets ─ Making moves to strengthen our long-term franchise value

22 Appendix

23 4.3% 6.1% 6.7% 7.6% 9.8% 13.1% 12.8% 7.5% 5.4% 6.4% 3Q13 2014 2015 2016 2017 2018 2019 2020 1H21 68.5% 68.7% 66.5% 63.9% 60.0% 58.1% 58.2% 56.0% 60.6% 3Q13 2014 2015 2016 2017 2018 2019 2020 1H21 Transformation from IPO(1) See page 27 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items. Highlights(2) ROTCEEfficiency Ratio Diluted EPS Impact from CECL reserve build/release Reported Results Underlying Results Total Return(4) 142% Assets 54% Loans and leases 43% Demand deposits 83% Noninterest income(3) 45% Strong CET1 10.3% Pre-provision net revenue(3) 82% 17.7% $1.04 $1.42 $1.55 $1.93 $2.58 $3.52 $3.81 $2.22 $1.03 $1.55 $1.61 $1.97 $3.25 $3.56 $3.84 $2.41 $2.81 $1.73 $2.87 3Q13 annualized* 2014 2015 2016 2017 2018 2019 2020 1H21

Dramatically repositioned Consumer Banking since IPO

	2015	Today
Serving customers	■ Not growing ■ Below average Net Promotor Scores (NPS)	**Above-industry growth and improving customer experience** ■ ~6.5% primary household growth since 2018 ■ Improving NPS; JD Power rank improved from bottom-quartile to median-level
Growing national presence	■ Regional focus only	**Strong national banking capabilities** ■ Leading national lending platforms with mortgage, education, Citizens Pay™ ■ Citizens Access®: 1st national digital bank among regionals
Leveraging differentiated lending capabilities	■ Mortgage - undersized ■ Education - new entrant ■ POS - launched with Apple	**Leading national consumer lending businesses** ■ Mortgage: scale player across all channels – Top-10 bank-owned mortgage originator & servicer – $45B originations and $730MM fees over last 12 months ■ #3 private education lender in U.S.; 22% CAGR since 2015 ■ Premier POS partner with differentiated capabilities
Improving deposit franchise	■ Below-peer growth and higher-cost	**Growing low-cost deposits while optimizing pricing** ■ Continue to outperform peers in DDA growth ■ 8 bps total deposit cost in 2Q21
Building advisory capabilities	■ Wealth - undersized and narrowly focused	**Developing scale in Wealth** ■ Wealth: added new capabilities, gaining scale – $21B AUM; added HNW/UHNW capabilities

Note: Data of June 30, 2021.

24

Dramatically repositioned Commercial Banking since IPO

	2015	Today
Serving customers	■ Below average client satisfaction	**Building strategies to help clients thrive** ■ Overall Satisfaction Top-2 box score of 95% per Barlow Associates
Growing national presence	■ Regional focus only	**Expanding in growth markets** ■ Captured strong market share in Boston and Philadelphia ■ Expanding meaningfully into New York Metro, Southeast, California and Texas
Leveraging differentiated lending capabilities	■ C&I - underinvested ■ CRE - undersized	**Delivering advice, deep industry expertise and excellent execution** ■ Launched 6 industry verticals ■ Top-10 overall middle-market bookrunner[1] ■ Increased lead left transactions
Growing deposit franchise	■ Below-peer growth and higher-cost ■ Treasury Solutions - legacy platform	**Growing low-cost deposits while optimizing pricing** ■ 8 bps total deposit cost in 2Q21 and improving ■ Upgraded to accessOPTIMA®, a powerful and secure cash management platform ■ Top treasury and cash management provider for 4th year in a row[2]
Building fee income capabilities	■ Global and Capital Markets - undersized and limited capabilities	**Significant investments in talent and capabilities; developing scale** ■ Capital market fees up $146 million since 2015, 19% CAGR (2015-1H21) ■ Enhance corporate finance advisory capabilities, acquired Western Reserve, Trinity Capital, Bowstring, Willamette Management Associates and JMP Group ■ Built-out FX and commodity hedging, bond underwriting and trading

25

See page 27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

26 Footnotes and Non-GAAP Financial Measures and Reconciliations

27 Notes Notes on Non-GAAP Financial Measures See important information on Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. “Underlying” results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. General Notes a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company’s prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation. b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. c) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. d) Select totals may not sum due to rounding. e) Based on Basel III standardized approach f) Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. Notes on slide 4 - Highlights of our journey since IPO 1. Barlow Associates Annual Voice of Client Survey for all Corporate Banking, 2020 Top-2 box score. Notes on slide 6 - Significantly modernized and strengthened technology capabilities 1. Data through June 30, 2021. Notes on slide 7 - Significant progress building a stronger and more diversified business model 1. See above note on non-GAAP financial measures. 2. Underlying PPNR as % of average assets presented on a 9-quarter equivalent basis consistent with the time period used in CCAR/DFAST. Notes on slide 9 – Consumer priorities – building a leading digital-first bank with differentiated capabilities 1. 5% annual reduction in branches through 2025 excludes impact of pending branch acquisitions. Notes on slide 10 – Fully-integrated digital and branch-based go-to-market strategies 1. Digital and mobile banking active users reflects retail checking user base. Digital booked sales includes checking, deposits, credit card, HELOC, ERL and In School. Digital payments and transfers includes internal and external transfers, bill payments, Zelle, digital wallets; Digital check deposits reflects remote deposit capture. Notes on slide 11 – Citizens Pay™ - our journey 1. Represents originations through June 30, 2021. Notes on slide13 - Commercial priorities - broadening capabilities and strengthening execution 1. Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 2Q21 based on volume and deals for Overall U.S. Middle Market (defined as Borrower Revenues <$500 million and Deal Size <$500 million). 2. Global Finance Best Treasury and Cash Management Award 2018 – 2021; Northeast, Mid-Atlantic and Midwest Regions of U.S. Notes on slide14- Commercial priorities - broadening capabilities and strengthening execution 1. Represents expansion portfolio, excludes legacy Corporate clients and industry verticals. Notes on slide 17 – Depository acquisitions of HSBC and Investors advance strategy and performance 1. Includes branches under $5 billion. 2. Includes branches acquired through announced HSBC transaction of East Coast branch locations and online banking. 3. Totals pro forma for pending acquisition of 8 Berkshire Hills branches; $639MM in deposits acquired. Notes on slide 18 – Building a leading New York Metro Bank 1. Total loan and deposit amounts pro forma for Berkshire branches. 2. FDIC deposit data. 3. Based on addressable client and prospect landscape for Middle Market companies. Notes on slide 20 – Reiterating medium-term financial targets 1. See above note on non-GAAP financial measures. Notes on slide 23 - Transformation from IPO 1. See above note on non-GAAP financial measures. 2. Assets, loans and demand deposits are period end for the period of 3Q13 to 1H21. 3. Growth calculation based on the periods of 1H14 and 1H21. 4. Source: Bloomberg; for the period of September 24, 2014, through June 30, 2021. Notes on slide 25 - Dramatically repositioned Commercial Banking since IPO 1. Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 2Q21 based on volume and deals for Overall U.S. Middle Market (defined as Borrower Revenues <$500 million and Deal Size <$500 million). 2. Global Finance Best Treasury and Cash Management Award 2018 – 2021; Northeast, Mid-Atlantic and Midwest Regions of U.S.

28 Non-GAAP financial measures and reconciliations: Full Year 2020-2014 $s in millions, except share, per share and ratio data

29 Non-GAAP financial measures and reconciliations: Full Year 2020-2014 $s in millions, except share, per share and ratio data

30 Non-GAAP financial measures and reconciliations: First Half 2021 vs. 3Q13 and First Half 2021 vs. 2014 comparisons $s in millions, except share, per share and ratio data

31 Non-GAAP financial measures and reconciliations: First Half 2021 vs. 3Q13 and First Half 2021 vs. 2014 comparisons $s in millions, except share, per share and ratio data

32